Welcome to the D&E Communications, Inc. Annual Shareholders’ Meeting April 24, 2008 Exhibit 99.1

Disclosure Regarding
Forward-Looking Statements
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section
21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as
“believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties.  Forward-looking statements in this presentation may include, among others, statements concerning:
• projections of our future results of operations, cash flows or financial condition;
• our business strategy and our ability to capitalize on any of our competitive strengths; and
• the continued availability of capital resources.
The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct.
Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the Securities and Exchange Commission and include, without limitation, risks related to the following:
• increasing competition in the communications industry;
• a complex and uncertain regulatory environment;
• the impact on our business of our indebtedness and the covenants relating to this indebtedness; and
• the losses that our Systems Integration segment has experienced in recent years.
All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure
In this presentation, we use the operating measure Adjusted EBITDA.  Adjusted EBITDA is a non-GAAP (generally accepted accounting principles) operating measure under Regulation G promulgated by the Securities and Exchange Commission.  We compute Adjusted EBITDA by adding depreciation, amortization and goodwill and intangible asset impairments to operating income. Each of these GAAP financial measures are line items in our income statement and thus Adjusted EBITDA can be reconciled to net income, the most comparable GAAP financial measure to Adjusted EBITDA.  Net income is reconciled to Adjusted EBITDA for the periods for which Adjusted EBITDA is presented on the slides entitled "Reconciliation of Adjusted
EBITDA (a non-GAAP measure) to Net Income.”
Presentation of Adjusted EBITDA is consistent with how we evaluate performance of our business units and Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.  However, other companies in our industry may calculate Adjusted EBITDA differently than we do. Adjusted
EBITDA is not a measurement of financial performance under GAAP and should not be considered as a substitute for cash flow from operating activities as a measure of liquidity or a substitute for net income as an indicator of operating performance or any other measure of performance derived in accordance with GAAP.

4 Agenda Fiscal Year 2007 Results – James W. Morozzi Fiscal Year 2007 Financial Report – Thomas E. Morell 2007 Annual Delivering Excellence Award Winners Questions

James W. Morozzi President and CEO Fiscal Year 2007 Results

6
Maximizing Shareholder Value
Drive Operating Results
Improved Adjusted EBITDA
Improved Net Income
Manage CAPEX spending
Improved cash flow
Reduction of debt
Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income attached.

7
2007 Strategic Priorities
Own the broadband connection to the customer
Drive profitable “On-Net” CLEC business
Improve performance and make Systems
Integration a valuable part of the solution for our
customers

2007 Accomplishments
1) Excludes goodwill and intangible asset impairment charge recorded in operating expenses
Financial
Improved Adjusted EBITDA
(1)
by
approximately $1.4 M
Net Income increased by approximately 57%
Increased cash and short term investments
on balance sheet by $7.0 M
Reduced Long Term Debt by $13.1 M

Long Term Debt/Adjusted EBITDA
$207.0
$61.0
$62.6
$193.9
$215.5
$64.0
3.30X
3.54X
3.03X
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
2005 2006 2007
2.7X
2.8X
2.9X
3.0X
3.1X
3.2X
3.3X
3.4X
3.5X
3.6X
Long Term Debt
Adjusted EBITDA
Ratio
($ in Millions)
Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairment.  See reconciliation of Adjusted EBITDA to net income attached.
Ratio

Relative Stock Performance
Note: The comparison assumes $100 invested in each of the Nasdaq U.S. Index (Nasdaq US), the Nasdaq Telecommunications
Index (Nasdaq Telecom) and the Company’s Common Stock, on December 31, 2002 and that all dividends were reinvested.
$100
$125
$150
$175
$200
$225
$250
2002 2003 2004 2005 2006 2007
Nasdaq US Nasdaq Telecom D&E

Conventional
RLECs: (29.7%)
Telecom Sector Performance
4/23/07 5/25/07 6/28/07 7/31/07 8/31/07 10/5/07 11/7/07 12/10/07 1/11/08 2/14/08 3/18/08 4/21/08
50
60
70
80
90
100
110
120
130
D&E Communications Inc. RBOCs High Dividend RLECs Conventional RLECs S&P 500
Daily from 4/23/2007 – 4/21/2008
Source: FactSet.
(1)  RBOC index includes: AT&T, Verizon, and Qwest.
(2)  High dividend RLEC index includes: Alaska Comm, Citizens, Consolidated, FairPoint, Iowa Telecom, and Windstream.
(3)  Conventional RLEC index includes: CenturyTel, Cincinnati Bell, Embarq, Hickory Tech, and SureWest.
DECC: (38.4%)
High Dividend
RLECs: (28.4%)
S&P 500: (6.1%)
RBOCs: (6.9%)
Relative Stock Price Performance

12
2007 Accomplishments
Broadband Subscriber Growth of approximately 21%
On-Net CLEC lines now 34%
Additionally, 60% on switch
Notable Customer Wins:
Good Samaritan Health System
UGI
High Companies
RAM Industrial Services
Products and Services Launched:
High Definition TV
Four new services
Customer / Product Development

13 Business Continuity & Co-location Business Continuity & Disaster Avoidance Fully redundant disaster recovery site Corporate data infrastructure in a secure & controlled environment

Wireless Metro-Ethernet Wireless extension of our Metro-Ethernet services Provides for: Dedicated Internet Access Point-to-Point & Multipoint VPN

HAYWIRE™
In Home Technical Support
Computer (technology) support
services
On-site, on-line or by telephone
Residential and Small Business
Customer
Lancaster, Berks, Lebanon and
Dauphin Counties
Longer-term Focus
Expanded Territory and Service
Offering
Leveraging the always-on
Broadband Connection
www.Haywiresupport.com

16 Jazzd Interactive & On-Demand Applications On-Demand Applications PC Backup & Security Remote Access & Content Filtering Microsoft Exchange www.dejazzd.net

Total Connections – 2007
Note: Chart not to scale. Total connections includes all RLEC, CLEC, Dial-up, DSL, cable modems, web hosting, and video subscribers
1/1/07 12/31/07
RLEC
Dial-up
Video
DSL/
High-Speed
Web
Hosting
CLEC
219,017
221,184
(5,248)
(2,083)
2,282
58
549
6,609

$20,000
$21,000
$22,000
$23,000
$24,000
1/07 2/07 3/07 4/07 5/07 6/07 7/07 8/07 9/07 10/07 11/07 12/07
500
550
600
650
700
Revenue (1)
Employees (2)
Revenue per Employee
(1) Revenue per Employee is calculated by dividing the average monthly operating revenues for the prior twelve months by the number of employees.
(2) Number of employees are based upon Full Time Equivalents and are an average of the prior twelve months.

19
Business Strategy
Systems Integration
Service Support Contracts
Consistent, recurring revenue stream
Leverage key RLEC/CLEC customers
Lancaster County 911
Support complex Wireline and MPLS solutions
Leverage Network Assessment and Design skills
Replicate successes
Security audits and penetration testing
Focus on the Core Components

Industry Trends
Convergence of technologies
Voice, Data & Video on a single IP-based network
RLEC line loss continues
Growing bandwidth demands
Moving away from legacy transport
Ethernet data services
Moving toward service and application solutions
Increasing Internet connectivity
Virtualization – VPNs for businesses and
consumers

Product Strategy
Data Services
IP VPN
MPLS
Transparent LAN
Dedicated Internet Access
It all starts with Broadband
As Bandwidth
Increases
The “Virtualization”
of the Enterprise
The “Interactive”
Subscriber
Advanced Applications
Remote Access
Content Filtering
Microsoft Exchange
Bandwidth delivery
DSL
FTTN
Broadband Wireless

22 MPLS/IP VPN Business Strategy Layer 3 IP VPN Network Any-to-Any Connection Quality of service Increased security High availability D&E’s Co-Location Facility Branch Office Home Office Main Office

Moving Forward
Continue to build a state-of-the-art network
IP Infrastructure
Fiber to the Node
Enhanced Data offerings: MPLS, IP VPN
Wireless Metro-Ethernet
Continue to build value in our Broadband residential
and business offerings
Higher speeds
Business Continuity
Continue to align technology with customers’ needs
Systems Integration
Haywire, Jazzd Interactive

Fiscal Year 2007 Financial Report Thomas E. Morell Chief Financial Officer

164.6
162.1
152.6
64.0
62.6
61.0
22.8 22.5
24.6
10.6
13.7
6.7
$0
$50
$100
$150
$200
Revenue
Adjusted EBITDA
Operating Income
Net Income
Historical Financial Summary
Consolidated Revenue, Adjusted EBITDA, Operating Income and Net Income
($ in millions)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments.  See reconciliation of Adjusted EBITDA to net income attached.
(1)
2005 2006 2007

145.7
153.9
153.9
65.1 66.0 66.1
32.9
29.2
28.8
$0
$50
$100
$150
$200
Revenue
Adjusted EBITDA
Operating Income
Historical Financial Summary
Wireline Segment
Revenue, Adjusted EBITDA and Operating Income
(1)
(2)
($ in millions)
2005 2006 2007
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments.  See reconciliation of Adjusted EBITDA to net income attached.
(2) Does not adjust for inter-company transactions

5.4
6.6
8.6
(4.3)
(3.7)
(2.0)
(7.4)
(6.3) (5.3)
-$10
-$5
$0
$5
$10
Revenue
Adjusted EBITDA
Operating Income/(Loss)
Historical Financial Summary
Systems Integration Segment
Revenue, Adjusted EBITDA and Operating Income/(Loss)
($ in millions)
2005 2006 2007
(1)
(2)
(1) Adjusted EBITDA is a non-GAAP measure and defined as operating income/(loss) plus depreciation, amortization and goodwill and intangible asset impairments.  See reconciliation of Adjusted EBITDA to net income attached.
(2) Does not adjust for inter-company transactions

Historical Financial Summary
Capital Expenditures
19.0% $4.6 22.7% $6.0 27.4% $8.3
Information
Technology
15.2% $3.7 6.4% $1.7 6.9% $2.1 Other
31.1%
39.8%
% of Total
$26.4
$8.2
$10.5
2006 2007 2005 Category
$24.2 $30.3 Totals
29.8% $7.2 21.1% $6.4
Outside
Plant
36.0% $8.7 44.6% $13.5 Network
% of Total % of Total
($ in millions)

Selected Uses of Cash
30.5
7.7
6.8 6.8
24.2
21.7
15.2
13.3
15.5
13.0
13.1
10.1
11.3
8.0
6.9
$0
$5
$10
$15
$20
$25
$30
$35
2005 2006 2007
CAPEX
Interest
Debt Payment
Income Taxes
Dividends
($ in millions)
(2) Payments on long term debt and revolving lines of credit, net of proceeds from long term financing
(1) Capital expenditures, net of proceeds from sales
(1)
(2)

Reconciliation of Adjusted EBITDA
(a non-GAAP measure) to Net Income
(dollars in thousands)
2005 2006 2007
Wireline Adjusted EBITDA $65,133 $66,015 $66,079
Systems Integration Adjusted EBITDA (4,325) (3,651) (1,955)
Corp, Other & Elim Adjusted EBITDA 145 281 (119)
D&E Communications Adjusted EBITDA 60,953 62,645 64,005
Depreciation & amortization (38,123) (38,241) (34,208)
Goodwill and intangible asset impairments 0 (1,892) (5,158)
Equity in net income/(losses) of affiliates 1,000 (180) (3)
Interest expense (14,177) (15,274) (14,928)
Gain on investments 6,895 1,035 0
Loss on early extinguishment of debt 0 (1,103) 0
Other income/(expense), net 3,205 4,790 8,245
Income taxes (5,887) (3,465) (7,249)
Dividend on utility preferred stock (65) (65) (65)
Discontinued Operations:
  Loss from operations of Voice Systems business
   net of income tax benefits of ($81) and ($253) (90) (488) 0
  Loss on sale of Voice Systems business, net of
   income tax of $164 0 (1,020) 0
Net income $13,711 $6,742 $10,639

31 2007 Delivering Excellence Annual Award Winners

William F. Brossman
Founder’s Award
This award recognizes the employee who best
exemplifies the qualities of vision, integrity,
customer service, technology leadership, a team-
oriented approach and high performance standards
promoted by D&E’s founder, William F. Brossman.

33 2007 William F. Brossman Founder’s Award Winner Senior Product Manager Charles H. Schneider

Bertha B. Blair
Leadership Award
This award is given in recognition of the leadership
qualities of collaboration, inventiveness, skill,
vision and ethical behavior exhibited by D&E’s
former chairman and president, Mrs. Blair.

35 2007 Bertha B. Blair Leadership Award Winner Internal Auditor Tammy L. Auman

Anne B. Sweigart
Community Service Award
This award is earned by the employee who exhibits the spirit of community service for which Mrs. Sweigart, D&E’s
former chairman, president and CEO, was known.  The
winner must show high standards of service to their
community, support of awareness programs, and their
ability to be a role model for corporate citizenship.

37 2007 Anne B. Sweigart Community Service Award Winner Administrative Assistant Suzanne F. Torak

Questions